Geospatial Corporation 8-K

Exhibit 99.1

Geospatial Corporation (OTCQB: GSPH) Releases

Strategic Market Positioning Presentation

PITTSBURGH, PA (January 31, 2017) - Geospatial Corporation (OTCQB Symbol GSPH) a leading innovator of asset management/analytics/mapping software and 3D mapping technologies, delivers Turnkey 3-D Geospatial Locational Data, Information Technology, Software and Program Management Services that provide a scalable solution to improve our client’s ability to securely, accurately and economically map and manage our global underground infrastructure including energy pipelines, sewers, water lines, conduits, and cables.

Together with our mobile, intuitive GeoUnderground GIS Platform, we build long-term alliances with our customers in providing the right solutions that bring success to your infrastructure management goals. Let us become your Underground Infrastructure Asset Management Solution provider.

As a Google Cloud Partner -Technology Track, Geospatial is planning, in a joint effort with Google, a nationwide launch of GeoUnderground and a national marketing program. We will be scheduling joint Google/Geospatial webinars to run in the first quarter of 2017.  Geospatial will have access to Google’s global marketing opportunities and global reseller organizations.

Unlike mapping above ground infrastructure, mapping the underground presents unique challenges to accurately and economically collect underground data in 3D providing both pipeline position and depth (xy&z). Geospatial attempts to develop mapping programs that provide positional accuracy to approximately 4 inches (10cm) in both location and depth.

To accomplish our goal of ‘Mapping Our Global Underground Infrastructure’, Geospatial is constantly seeking out and evaluating Emerging Technologies involving new sensors, software integrations and state of the art data acquisition platforms such as in-pipe robotics, un-manned aerial vehicles, augmented reality vision, and low-altitude satellite systems integrated with electromagnetic, thermal and combinations of sensors to accurately view, locate and map various types of buried infrastructure including critical pipeline leaks and other condition analytics. All critical data necessary to Managing the World’s Underground Infrastructure.

Accurate underground digital mapping by Geospatial will drive value in the following markets:

❖	Smart Cities Planning and Development
❖	Secure, Intuitive Google Maps Platform in GeoUnderground
❖	Un-Manned Aerial Vehicles Various Sensor and Data Platforms
❖	Autonomous Underground Excavation Capabilities
❖	Low Altitude Satellite Sensor Platforms
❖	Expanded Internet – Global Accessibility
❖	Data Leasing Private Public Partnerships (PPP)
❖	Big Data Management/with Cloud Capabilities
❖	Building Information Management (BIM) Underground Infrastructure Integration
❖	Increasing Regulatory Environment
❖	Autonomous Underground Excavation Capabilities

Geospatial’s Global Markets

Energy: Oil & Gas, Transportation & Distribution and Facilities	Government/Homeland Security
* Strategic planning & infrastructure management	* Strategic planning & infrastructure management
* Document management solution	* Document management solution
* Operations analysis	* Operations analysis
* Emergency planning & response	* Emergency planning & response
* Integrate with departmental or agency applications	* Integrate with departmental or agency applications
* Geospatial and Mapping Solutions	* Geospatial and Mapping Solutions
* Mobility	* Terrorism
* Smart Grid
* Big Data Analytics	Universities, Healthcare & Institutional Sectors
* Terrorism	* Strategic planning & infrastructure management
* Market demand analysis
Municipal Utilities– Electric, Gas, Water, Telecom & Sewer:	* Capital planning
* Strategic planning & infrastructure management	* Operations analysis
* Document management solution	* Emergency planning & response
* Operations analysis
* Emergency planning &response	Insurance & Risk Mitigation
* Integrate with departmental or agency applications	* Accurate 3D location & mapping of underground & underwater pipelines/cables
* Geospatial and Mapping Solutions	* Customer historical records management
* Mobility	* Quality Assurance for conventional and HDD pipeline installations
* Smart Grid	* Strategic planning
* Big Data Analytics	* Asset management
* Terrorism	* Risk and Disaster Management Services
* Big Data Analytics

Forward Looking Statements

This press release contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1993 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor created by those laws. These forward-looking statements, if any, are based upon a number of assumptions and estimates that are subject to significant uncertainties that involve known and unknown risks, many of which are beyond our control and are not guarantees of future performance. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in any such forward-looking statements and any such difference may be caused by risk factors listed from time to time in the Company’s news releases and/or its filings or as a result of other factors.

Geospatial Corporation delivers Locational 3D Data, Information Technology, Software and Program Management Services that provide a scalable solution to improve our clients’ ability to securely, accurately and economically map and manage our global underground infrastructure including energy pipelines, sewers, water lines, conduits, and cables.

Mark Smith/CEO	Troy Taggart/President
Mark.Smith@GeospatialCorp.com	Troy.Taggart@GeospatialCorp.com
M: 724-994-8055	Mobile: 703-371-6655
O: 724-353-3400	O: 724-353-3400

GEOSPATIAL CORPORATION

Mapping and Managing Underground Infrastructure

Smart Infrastructure ◊ Smart Cities ◊ Global Sustainability

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,“ “plan,” “estimate” “expect,” “intend,” “may,” “will,” “would,” “could,” “should,” “might,” “potential,” or “continue,” and variations or similar expressions. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance. There can be no assurance that forward-looking statement will prove to be accurate. As all such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results or future event to differ materially from the forward-looking statements. Such risks include, but may not be limited to: general economic and business conditions; technology changes; competition; changes in strategy or development plans; governmental regulations and the ability or failure to comply with governmental regulations; the timing of anticipated results; and other factors referenced in Geospatial’s filings with securities regulators. For a discussion of further risks and uncertainties related to our business, please refer to our public company reports filed with the US Securities and Exchange Commission. All forward-looking statements are made as of the date hereof and are subject to change. Except as required by law, we assume no obligation to update such statements. This presentation does not constitute an offer or solicitation of an offer for sale of any securities in any jurisdiction.

2

Everything in the Universe has been Digitally Mapped…

GEOSPATIAL CORPORATION

Google Earth utilized in a
deep-sea submersible to create
a 3-D model of a ocean and lake’s bottom

There are a billion active monthly Google Maps for mobile users

GEOSPATIAL
CORPORATION

100 million stars and 200 million galaxies are visible through Google Sky

GEOSPATIAL
CORPORATION

Mapping the World's Underground Infrastructure in Partnership

GEOUNDERGROUND

Google Maps

9

INFRASTRUCTURE! INFRASTRUCTURE! INFRASTRUCTURE!

AMERICA'S G.P.A. D+
ESTIMATED INVESTMENT NEEDED BY 2020: $3.6 TRILLION
INFRASTRUCTURE GRADES FOR 2013
ENERGY D+
TRANSIT D
PORTS C
AVIATION D
LEVEES D-
DAMS D
SCHOOLS D
ROADS D
INLAND WATERWAYS D-
WASTEWATER D
HAZARDOUS WASTE D
PUBLIC PARKS & RECREATION C-
RAIL C+
BRIDGES C+
SOLID WASTE B-
DRINKING WATER D
A: EXCEPTIONAL, B: GOOD, C: MEDIOCRE, D: POOR, F: FAILING
Each category was evaluated on the basis of capacity, condition, funding, future need, operation and maintenance, public safety, resilience, and innovation

Every infrastructure project includes the **underground…**

The United States is host to **±20 million** miles of underground utilities and **NO ONE KNOWS THEIR 3-D LOCATIONS…**

-GEOSPATIALLY-

The 'Move' to *Smart Cities*

A **Smart City** is an urban **development vision** to integrate multiple information and communication technology (ICT) and Internet of Things (IoT) solutions in a secure fashion to manage a city's assets

Today, the world's urban population is close to 3.9 billion. It will reach 6.3 billion in 2050, by which time **two-thirds of the world's population will be living in cities**.

US Population and Growth Trends
Change in county population, 1970-2030
Projected change in county population (percent), 1970 to 2030
>+250% (highest +3,877%)
+50% to +250%
+5% to +50%
-5% to +5%
-20% to -5%
-40% to -20%
<-40% (lowest -60%)
Each block on the map illustrates one county in the US. The height of each block is proportional to that county's population density in the year 2000, so the volume of the block is proportional to the county's total population. The color of each block shows the county's projected change in population between 1970 and 2030, with shades of orange denoting increases and blue denoting decreases. The patterns of recent population change, with growth concentrated along the coasts, in cities, and in the South and West, are projected to continue.

How is a city 'Smart' when:

EXPLAIN THIS !?

- Billions of dollars squandered in construction over-run & property damage
- 50% non-revenue water loss due to aging infrastructure
- A line-strike occurs every 60 seconds in the US

WE ALL HAVE A VESTED INTEREST

PWD

Methane Leaks by PPM

Regina
RCMP Academy
Depot Division
Regina International
Airport

Outliving Design Life:

240,000 Water Main Breaks per year

7 billion gallons of water per day lost due to aging infrastructure

Click Here to View Real-Time Costs: WATER COST TIME CLOCK

This map shows the areas of Regina most hard hit by water main breaks from January 2009 to November 2014. Green areas show the parts of the city with fewest breaks, yellow had more and red areas has the most.

PIPELINE INCIDENTS BY THE NUMBERS:

7,763
Incidents
536
Fatalities
2,366
Injuries
$6.75B
Property
Damages
*Since 1986

DOT and PHMSA issued a Call to Action to accelerate the repair, rehabilitation, and replacement of the highest-risk pipeline infrastructure PIPES ACT 2016

Power Grid

5-yr annual average of outages *doubled* every five years

2000 → 2013 monthly average grid outages *increased 6X*

[Report: U.S. Will Lose One-Third of its Electricity Generation Capacity Without More Infrastructure]

- Today's electricity infrastructure is no longer intended to simply provide reliable electric service to local consumers. It supplies bulk power to wholesale markets across the country, stabilizing local economies and localized electricity prices. The capabilities of the existing transmission system are being stressed by localized load growth, integration of new generation resources and lack of investment. All of this stress causes major reliability concerns for the electric industry.
- The addition of new types of generation — large scale wind, solar and shale gas, in particular— is a major driver of changes to the transmission grid. Typically, these new resources are located far from the load centers where the electricity is consumed, requiring major new transmission lines and other changes to the system.

The average age of power plants is over
30
YEARS OLD
In the U.S. we now
LOSE POWER
3x
MORE THAN IN
1984
Seventy percent transmission lines and transformers are now over
25
YEARS OLD
Severe weather events are the
#1
source of U.S. power outages
costing the economy between
$18 and $33 billion every year

Big Data translates to Big Returns

The ability to provide Big Data is creating a need to accurately map and manage underground infrastructure. Big Data is not only starting to be recognized as a necessary risk mitigation tool, but also a newly found opportunity to earn very attractive returns on invested capital.

- Owners and operators of underground infrastructure are faced with increasingly stringent regulations to manage their assets in an efficient and responsible manner
- Geospatial's **disruptive** solution is exposing the status quo of "I don't know" or "Not possible" and "Close enough" as no longer an acceptable level of compliance
- Legal and insurance communities along with corporate risk managers are seeking ways to take advantage of next generation mapping and data management tools to improve litigation and liability risk profiles of owned assets
- Several studies in the last 15 years, based on various pilot projects around the world, have estimated a benefit as high as $21 for every dollar invested in underground infrastructure mapping projects
- The confluence of new enabling technologies, evidence of significant financial benefits and competitive advantage of a mapped city to attract development dollars, will drive adoption globally to accurately and digitally map and manage the world's underground infrastructure
- Driverless or autonomous excavation being used in mining is moving to the city. 3-D Geospatial coordinates, sensors, machine learning, and advancements in A.I. will allow that to happen

Next Generation, Market Disruptive Approach

Geospatial Corporation is revolutionizing how people think about underground infrastructure and geospatial data by providing the ability to gather 3-D data, manage, and "view" their assets in ways previously not possible

- Extremely accurate X,Y,Z (3-D) Mapping. Creating Big Data
- Data collection & management
- Proprietary, web-based, secure, GIS mapping platform

Multiple innovative mapping technologies, with up-to-date, easy-to-use tools and effective software + Cloud platform, visualization and management =

- **Simple complete solution**
- **Extremely accurate 3-D data**
- **Proprietary platform**
- **Sticky customers**
- **Real time, sharable data**
- **All infrastructure mappable**

Enhancing asset VALUE not just mapping

History & Future

0
0
0
0
2014
2015
2016
2017

2014

Move from Service Only to Solutions

Completed First Oil and Gas gathering Facility and other high profile projects expanding client base and capabilities

Stage 1 GeoUnderground Platform Development completion

2015

Stage 2 GeoUnderground development (Mobile)

Early Stage Google Partnership talks (Marketing Test and Scalability testing)

2016

Signed Google Technology Partnership Agreement

Launched First Regional Footprint in Dallas

Major Nat Gas Distribution Co.

7 service partners

Management invests $1.37M

2017

Launch Google/Geospatial world-wide Marketing

Expand Dallas Metro

Focus on 2nd and 3rd Regional area

Launch Smart City Initiative w/ PPP

NDERGROUND
Search All
Library
Site Admin
Map Options
Data Store
rs/Key
/
Import
Flint, MI
Charleston SC
San Jose CA
Dallas
Boston
Los Angeles
Cherry Hill NJ
Charleston SC
Gulf Coast
Oil and Gas
Other Geospatial Jobs
Phoenix
Coastal Municipality
Green County PA
Global UAI
Marley Park School
Madeira Beach
Pittsburgh
Locations of US jobs
Region II (5 major Metro)
Data
Localized Marketing
Geo-HQ
Region III
Region V
Dallas/Ft. Worth Metro:
Region IV
Stretch Goal:
100 cities in 3 years
Completed Projects
Imagery ©2017 NASA, Terra

Management Team

CEO – Mark Smith has served as the Company's Chairman of the Board and Chief Executive Officer since the Company's inception in 2007. Prior to Geospatial, Mr. Smith was the Founder of Underground Solutions, Inc. where he served as President and Chief Executive Officer from 1998 to 2005. Underground Solutions, Inc. is an infrastructure technology company that developed pipeline technologies. Mr. Smith holds several patents covering various pipeline installation and rehabilitation technologies and is a pioneer in Trenchless Technologies and a thought leader in 3-D mapping

President - Mr. Troy G. Taggart has been President at Geospatial Corporation since 2013. Mr. Taggart joined Geospatial Corporation as an employee in 2012. Mr. Taggart held executive and senior-level positions with several financial services firms prior to co-founding McKim and Company (Formerly VentureRound), a boutique investment banking firm, in 2001. Mr. Taggart served as EVP of Bacterin International (AMEX/NYSE: "BONE") from 2008 to 2012 where he lead organic sales growth from $4m to $32 through building sales teams and channels

Mr. Thomas R. Oxenreiter, CPA has been Chief Financial Officer, Secretary and Director of Geospatial Corporation (a/k/a, Geospatial Holdings, Inc) since February 2008. Mr. Oxenreiter was a self-employed Certified Public Accountant and consultant from 2005 to 2008. Mr. Oxenreiter served as Controller of UBICS, Inc. from 2002 to 2005. Prior to 2002, Mr. Oxenreiter worked for several years in public accounting and private industry. Mr. Oxenreiter has been a Director of Geospatial Holdings, Inc. since 2008

Todd Porter MSc, MBA Todd Porter leads the creation of the Energy Services Division to be located in Houston, Texas. Porter brings 30 plus years of experience and active relationships in the Energy Markets to Geospatial Corporation, while providing exceptional executive leadership, business development and project management skills. Mr. Porter Chairs Industry councils and is a thought leader in 3-D mapping and data management across all internal departments inside O&G Customers from Operations, GIS, Risk and Integrity

Management Investment to Date: $7m

25

GEOSPATIAL CORPORATION

Market Catalysts

Privatization
UAV
Increasing Regulatory Environment
AR/VR
GEOSPATIAL CORPORATION
GEOUNDERGROUND
Infrastructure Investment
BIM 3-D Modelling
Mobile Cloud
Big Data
Autonomous Underground Excavation
Smart Cities

26

Huge Market with Game Changing Technologies… WE ARE GEOSPATIAL CORPORATION

Mark Smith, CEO

724-353-3400

mark.smith@geospatialcorp.com

Troy Taggart, President

703-371-6655

troy.taggart@geospatialcorp.com

Additional Information:

Geospatial Corporation Website

GeoUnderground Cloud

Geospatial YouTube Channel

Geospatial Current Stock Quote and Filings

GEOSPATIAL CORPORATION
A WHOLE WORLD RIGHT BELOW YOUR FEET
IS WAITING TO BE DISCOVERED.
THAT'S WHAT WE DO.
The Global Leader in Underground Infrastructure.
Location. Mapping. Management.
There are 2.3 million miles of pipelines in the United States. We've got the shoe leather to map it all.
Learn more about how Geospatial is mapping the world.
info@geospatialcorporation.com
724-353-3400